Property, equipment and software, net	12 Months Ended
Dec. 31, 2022
Property, equipment and software, net
Property, equipment and software, net

7.Property, equipment and software, net

The following is a summary of property, equipment and software, net:

	December 31, 2021	December 31, 2022
	RMB	RMB
Furniture and electronic equipment	5,307	5,617
Vehicles	243	222
Software	1,559	1,466
Leasehold improvement	5,080	4,669
Total property, equipment and software	12,189	11,974
Less: accumulated depreciation and amortization	(8,722)	(10,862)
impairment	—	(1,112)
Property, equipment and software, net	3,467	—

Depreciation expenses of property, equipment and software were RMB3,049, RMB3,317 and RMB2,140 for the years ended December 31, 2020, 2021 and 2022, respectively. Impairment of property, equipment and software were nil, nil and RMB1,112 for the years ended December 31, 2020, 2021 and 2022.